EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Harold C.F. Dickout, President, Chief Executive Officer, Chairman and Director (Principal Executive Officer, Acting Principal Financial Officer and Acting Principal Accounting Officer) of Americas Wind Energy Corporation,, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-QSB of Americas Wind Energy Corporation for the six month period ended January 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Americas Wind Energy Corporation.

Date: March 14, 2008

/s/ Harold C.F. Dickout
Harold C.F. Dickout
President, Chief Executive Officer, Chairman and Director
(Principal Executive Officer, Acting Principal Financial
Officer and Acting Principal Accounting Officer)